EXHIBIT 99.1
January 23, 2020
To Our Members:
We are pleased to announce that, based on our preliminary financial results for the fourth quarter of 2019, the Board of Directors of the Federal Home Loan Bank of Chicago (FHLBank Chicago) declared a dividend of 5.00% (annualized) for Class B1 activity stock and a dividend of 2.25% (annualized) for Class B2 membership stock, maintaining the levels declared for the third quarter of 2019.
The actual effective combined dividend rate on the total stock held by each member depends on each member’s level of activity with the FHLBank Chicago during the fourth quarter of 2019 and the relative number of shares of activity and membership capital stock held by each member. The dividend for the fourth quarter of 2019 will be paid by crediting your DID account on February 13, 2020.
The FHLBank Chicago pays a higher dividend per share on your activity stock to recognize members that use advances and, thereby, support the entire cooperative. The higher dividend received on Class B1 activity stock has the effect of lowering your borrowing costs, and this benefit has increased on a relative basis as the Federal Reserve cut short-term interest rates three times in 2019. Based on current projections and assumptions about our financial condition and the economic outlook, we expect to maintain a 5.00% (annualized) level of dividend for Class B1 activity stock for the next two quarters.
We continue to work to support a reliable dividend on our stock, but any future dividend payment remains subject to determination and declaration by our Board of Directors and may be impacted by a change in financial or economic conditions, regulatory and statutory limitations, and any other relevant factors. We are providing this information to assist you in planning your advance activity with us.
As always, thank you for your membership in the Federal Home Loan Bank of Chicago.
Best regards,
Matt Feldman
President and CEO

Forward-Looking Information: This publication contains forward-looking statements which are based upon our current expectations and speak only as of the date hereof. All statements other than statements of historical fact are “forward-looking statements,” including any projections or guidance of dividends or other financial items; any statements of the plans, strategies, and objectives for future operations; any statements of belief; and any statements of assumptions underlying any of the foregoing. These statements may use forward-looking terms, such as “anticipates,” “believes,” “expects,” “could,” “plans,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. We caution that, by their nature, forward-looking statements involve risks or uncertainties, that actual results could differ materially from those expressed or implied in these forward-looking statements, and that actual events could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, maintaining compliance with regulatory and statutory requirements relating to our dividend payments and retained earnings, a decrease in our levels of business which may negatively impact our results of operations or financial condition, the reliability of our projections, assumptions, and models on future financial performance and condition, instability in the credit and debt markets, economic conditions (including effects on, among other things, mortgage-backed securities), changes in mortgage interest rates and prepayment speeds on mortgage assets, our ability to execute our business model and to pay future dividends (including enhanced dividends on activity stock), our ability to meet required conditions to repurchase or redeem excess capital stock from our members, including maintaining compliance with our minimum regulatory capital requirements and determining our financial condition is sound enough to support such repurchases and redemptions, our ability to continue to offer the Reduced Capitalization Advance Program, our ability to implement product enhancements and new products, the impacts of regulatory changes to Federal Home Loan Bank membership requirements, capital requirements, and liquidity requirements by the Federal Housing Finance Agency, the loss of members through mergers and consolidations, our ability to protect the security of our information systems and manage any failures, interruptions, or breaches, uncertainties relating to the potential phase-out of the London Interbank Offered Rate (LIBOR), and the risk factors set forth in our periodic filings with the Securities and Exchange Commission, which are available on our website at fhlbc.com. We assume no obligation to update any forward-looking statements made in this publication. The financial results discussed in this publication are preliminary and unaudited.